                                                                    EXHIBIT 10.1

                           STOCK PURCHASE AGREEMENT

     This Stock Purchase Agreement (this "Agreement") is entered into as of
                                          ---------
March 31, 1999, by and among Bain Capital Fund V, L.P. ("Bain Fund V"); Bain
                                                         -----------
Capital Fund V-B, L.P. ("Bain Fund V-B"); BCIP Associates ("BCIP"); BCIP Trust
                         -------------                      ----
Associates, L.P. ("BCIP Trust"); Randolph Street Partners II ("Randolph");
                   ----------                                  --------
Zell/Chilmark Fund, L.P. ("Seller"); and Sealy Corporation, a Delaware
                           ------
corporation (the "Company").  Bain Fund V, Bain Fund V-B, BCIP, BCIP Trust and
                  -------
Randolph are referred to collectively herein as "Buyers".  Buyers, Seller and
                                                 ------
the Company are referred to collectively herein as the "Parties".
                                                        -------

     WHEREAS, as of immediately prior to the execution of this Agreement, Seller owns 2,862,000 shares (such shares, the "Pre-Converted Class A Shares") of Class
                                         ----------------------------
A Common (as herein defined) and 318,000 shares (such shares, the "Pre-Converted
                                                                   -------------
Class L Shares") of Class L Common (as herein defined);
--------------

     WHEREAS, pursuant to Section 2(a) of this Agreement, on the date hereof, Bain Fund V is converting (x) 285,240.4503 of the shares of Class A Common owned by Bain Fund V into 285,240.4503 shares of Class B Common (as herein defined) and (y) 65,015.3152 of the shares of Class L Common owned by Bain Fund V into 65,015.3152 shares of Class M Common (as herein defined);

     WHEREAS, pursuant to Section 2(b) of this Agreement, on the date hereof, Bain Fund V-B is converting (x) 3,000,000 of the shares of Class A Common owned by Bain Fund V-B into 3,000,000 shares of Class B Common and (y) 400,000 of the shares of Class L Common owned by Bain Fund V-B into 400,000 shares of Class M Common;

     WHEREAS, pursuant to Section 2(c) of this Agreement, on the date hereof, BCIP is converting (x) 107,687.2807 of the shares of Class A Common owned by BCIP into 107,687.2807 shares of Class B Common and (y) 24,580.1103 of the shares of Class L Common owned by BCIP into 24,580.1103 shares of Class M Common;

     WHEREAS, pursuant to Section 2(d) of this Agreement, on the date hereof, BCIP Trust is converting (x) 320,050.0166 of the shares of Class A Common owned by BCIP Trust into 320,050.0166 shares of Class B Common and (y) 73,064.5515 of the shares of Class L Common owned by BCIP Trust into 73,064.5515 shares of Class M Common;

     WHEREAS, pursuant to Section 2(e) of this Agreement, on the date hereof, Seller is converting (x) 2,240,372.7328 of the Pre-Converted Class A Shares into 2,240,372.7328 shares of Class B Common and (y) 248,930.3036 of the Pre-Converted Class L Shares into 248,930.3036 shares of Class M Common, so that, after such conversion, Seller owns 621,627.2672 shares of Class A Common, 2,240,372.7328 shares of Class B Common, 69,069.6964 shares of Class L Common and 248,930.3036 shares of Class M Common (such shares of Class A Common, Class B Common, Class L Common and Class M Common, the "Purchase Shares");
                                                  ---------------

     WHEREAS, the Seller has notified the Company and the Buyers that it proposes to Transfer (as such term is defined in the Stockholders Agreement) the Purchase Shares;

     WHEREAS, the Company has (by execution of a counterpart of this Agreement) waived its right of first offer under Section 4(c) of the Stockholders Agreement with respect to the Purchase Shares;

     WHEREAS, each of the Buyers is a "Bain Offering Holder" under Section 4(c)(iii) of the Stockholders Agreement; and

     WHEREAS, the Buyers (as Bain Offering Holders) have exercised their respective rights of first offer under Section 4(c)(iii) of the Stockholders Agreement with respect to the Purchase Shares, and the Seller, in respect of its obligations under the Stockholders Agreement, and in accordance with the terms and conditions of this Agreement, desires to sell to Buyers, and Buyers desire to purchase, the Purchase Shares.

     NOW, THEREFORE, in consideration of the premises and the mutual promises herein made, and in consideration of the representations, warranties, and covenants herein contained, the Parties agree as follows.

     1.   Definitions.
          -----------

     "Adverse Consequences" means all actions, suits, proceedings, hearings,
      --------------------
investigations, charges, complaints, claims, demands, injunctions, judgments, orders, decrees, rulings, damages, dues, penalties, fines, costs, reasonable amounts paid in settlement, liabilities, obligations, taxes, liens, losses, expenses, and fees, including court costs and reasonable attorneys' fees and expenses.

     "Class A Common" means the Company's Class A Common Stock, par value $.01
      --------------
per share.

     "Class B Common" means the Company's Class B Common Stock, par value $.01
      --------------
per share.

     "Class L Common" means the Company's Class L Common Stock, par value $.01
      --------------
per share.

     "Class M Common" means the Company's Class M Common Stock, par value $.01
      --------------
per share.

     "Confidential Information" means any information concerning the businesses
      ------------------------
and affairs of the Company and its subsidiaries that is not already generally available to the public.

     "Person" means an individual, a partnership, a corporation, an association,
      ------
a joint stock company, a trust, a joint venture, an unincorporated organization, or a governmental entity (or any department, agency, or political subdivision thereof).

     "Registration Rights Agreement" means the Registration Rights Agreement,
      -----------------------------
dated as of December 18, 1997, among the Company, Seller, the Buyer and the other equityholders of the Company named therein.

     "Sealy Certificate of Incorporation" means the Certificate of Incorporation
      ----------------------------------
of the Company as in effect on the date hereof.

     "Securities Act" means the Securities Act of 1933, as amended.
      --------------

     "Security Interest" means any mortgage, pledge, lien, encumbrance, charge,
      -----------------
or other security interest.

     "Stockholders Agreement" means the Stockholders Agreement, dated as of
      ----------------------
December 18, 1997, among the Company, Seller, the Buyer and the other equityholders of the Company named therein.

     2.   Conversion of Common Stock by Seller and certain of the Buyers.
          --------------------------------------------------------------

          (a) As permitted by Section 6 of Part C of Article Four of the Sealy Certificate of Incorporation, Bain Fund V hereby converts (the "Bain Fund V
                                                                -----------
Conversion") as of immediately prior to the Closing (as herein defined) (x)
----------
285,240.4503 of the shares of Class A Common owned by Bain Fund V into 285,240.4503 shares of Class B Common and (y) 65,015.3152 of the shares of Class L Common owned by Bain Fund V into 65,015.3152 shares of Class M Common.

          (b) As permitted by Section 6 of Part C of Article Four of the Sealy Certificate of Incorporation, Bain Fund V-B hereby converts (the "Bain Fund V-B
                                                                  -------------
Conversion") as of immediately prior to the Closing (x) 3,000,000 of the shares
----------
of Class A Common owned by Bain Fund V-B into 3,000,000 shares of Class B Common and (y) 400,000 of the shares of Class L Common owned by Bain Fund V-B into 400,000 shares of Class M Common.

          (c) As permitted by Section 6 of Part C of Article Four of the Sealy Certificate of Incorporation, BCIP hereby converts (the "BCIP Conversion") as of
                                                         ---------------
immediately prior to the Closing (x) 107,687.2807 of the shares of Class A Common owned by BCIP into 107,687.2807 shares of Class B Common and (y) 24,580.1103 of the shares of Class L Common owned by BCIP into 24,580.1103 shares of Class M Common.

          (d) As permitted by Section 6 of Part C of Article Four of the Sealy Certificate of Incorporation, BCIP Trust hereby converts (the "BCIP Trust
                                                               ----------
Conversion") as of immediately prior to the Closing (x) 320,050.0166 of the
----------
shares of Class A Common owned by BCIP Trust into 320,050.0166 shares of Class B Common and (y) 73,064.5515 of the shares of Class L Common owned by BCIP Trust into 73,064.5515 shares of Class M Common.

          (e) As permitted by Section 6 of Part C of Article Four of the Sealy Certificate of Incorporation, Seller hereby converts (the "Zell Conversion") as
                                                           ---------------
of immediately prior to the Closing 2,240,372.7328 of the Pre-Converted Class A Shares into 2,240,372.7328 shares of Class B Common and (y) 248,930.3036 of the Pre-Converted Class L Shares into 248,930.3036 shares of Class M Common.

          (f) Seller, each Buyer and the Company hereby acknowledge and consent to the Bain Fund V Conversion, the Bain Fund V-B Conversion, the BCIP Conversion, the BCIP Trust Conversion and the Zell Conversion.

     3.   Purchase and Sale of Purchase Shares.
          ------------------------------------

          (a) Basic Transaction.  At the Closing, subject to the terms and
              -----------------
conditions set forth herein, each Buyer shall purchase from Seller, and Seller shall sell to each Buyer, the number and class of Purchase Shares for the applicable purchase price, in each case, as set forth opposite the name of such Buyer on Exhibit A hereto.
         ---------

          (b) The Closing.  The closing of the transactions contemplated by this
              -----------
Agreement (the "Closing") shall take place at the offices of Kirkland & Ellis,
                -------
153 East 53rd Street, New York, New York 10022 at 10 a.m. local time on the date hereof (the "Closing Date").
             ------------

          (c) Deliveries at the Closing.  At the Closing, (i) Seller will
              -------------------------
deliver to Buyers stock certificates representing the Purchase Shares, endorsed in blank or accompanied by duly executed assignment documents, (ii) Seller will deliver to Buyers and the Company an opinion of counsel, in the form of Exhibit
                                                                        -------
B hereto, and (iii) each Buyer will deliver to Seller cash payable by wire
-
transfer to an account designated by Buyer in the amount of the total purchase price set forth opposite such Buyer's name on Exhibit A hereto.
                                              ---------

     4.   Representations and Warranties of Seller.  Seller hereby represents
          ----------------------------------------
and warrants to Buyers that:

          (a) Authorization of Transaction.  Seller has full power and authority
              ----------------------------
to execute and deliver this Agreement and to perform its obligations hereunder. This Agreement constitutes the legal, valid and binding obligation of Seller, enforceable in accordance with its terms and conditions.. Seller need not give any notice to, make any filing with, or obtain any authorization, consent, or approval of any government or governmental agency in order to consummate the transactions contemplated by this Agreement.

          (b) Noncontravention.  Neither the execution and the delivery of this
              ----------------
Agreement, nor the consummation of the transactions contemplated hereby, will
(i) violate any constitution, statute, regulation, rule, injunction, judgment, order, decree, ruling, charge, or other restriction of any government, governmental agency, or court to which Seller is subject or, any provision of its limited partnership agreement or other formation or organizational documents or (ii) conflict with, result in a breach of, constitute a default under, result in the acceleration of, create in any party the right to accelerate, terminate, modify, or cancel any agreement, contract, lease, license, instrument, or other arrangement to which Seller is a party or by which it is bound or to which any of its assets is subject.

          (c) Brokers' Fees.  Seller has no liability or obligation to pay any
              -------------
fees or commissions to any broker, finder, or agent with respect to the transactions contemplated by this Agreement for which any Buyer could become liable or obligated.

          (d) Purchase Shares.  Assuming the due authorization and valid
              ---------------
issuance of the shares of common stock issued to Seller by the Company upon the Zell Conversion, Seller owns of record and owns beneficially the Purchase Shares. Upon consummation of the transactions contemplated hereby in accordance with the terms hereof, Buyers shall acquire the Purchase Shares, free and clear of any restrictions on transfer (subject to any restrictions under applicable securities laws, the Stockholders Agreement, the Registration Rights Agreement or the Sealy Certificate of Incorporation) and free and clear of any Security Interests, options, warrants, or any type of purchase right.

     5.   Representations and Warranties of the Buyers.  Each Buyer hereby
          --------------------------------------------
represents and warrants to the Company, Seller and each other Buyer on behalf of itself that:

          (a) Such Buyer is an "accredited investor," as defined under Rule 501 promulgated under the Securities Act.

          (b) The Purchase Shares to be acquired by such Buyer pursuant to this Agreement will be acquired by such Buyer without an intention by such Buyer to distribute such Purchase Shares in violation of the Securities Act.

          (c) This Agreement constitutes the legal, valid and binding obligation of such Buyer, enforceable in accordance with its terms and conditions.

          (d) Neither the execution and the delivery of this Agreement, nor the consummation of the transactions contemplated hereby, will (i) violate any constitution, statute, regulation, rule, injunction, judgment, order, decree, ruling, charge, or other restriction of any government, governmental agency, or court to which such Buyer is subject or, any provision of its formation or organizational documents or (ii) conflict with, result in a breach of, constitute a default under, result in the acceleration of, create in any party the right to accelerate, terminate, modify, or cancel any material agreement, contract, lease, license, instrument, or other arrangement to which such Buyer is a party or by which it is bound or to which any of its assets is subject.

     6.   Post-Closing Covenants.  The Parties agree as follows with respect to
          ----------------------
the period following the Closing:

          (a) General.  In case at any time after the Closing any further action
              -------
is necessary to carry out the purposes of this Agreement, each of the Parties will take such further action (including the execution and delivery of such further instruments and documents) as any other Party reasonably may request, all at the sole cost and expense of the requesting Party (unless the requesting Party is entitled to indemnification therefor under Section 7 below).

          (b) Confidentiality.  Seller will treat and hold as such all of the
              ---------------
Confidential Information, refrain from using any of the Confidential Information except in connection with this Agreement, and deliver promptly to the Company or destroy, at the request and option of the Company, all tangible embodiments (and all copies) of the Confidential Information which are in his or its possession. In the event that Seller is requested or required (by oral question or request for information or documents in any legal proceeding, interrogatory, subpoena, civil investigative demand, or similar process) to disclose any Confidential Information, that Seller will notify the Company promptly of the request or requirement so that the Company or Buyers may seek an appropriate protective order or waive compliance with the provisions of this Section 6(b). If, in the absence of a protective order or the receipt of a waiver hereunder, Seller is, on the advice of counsel, compelled to disclose any Confidential Information to any tribunal or else stand liable for contempt, Seller may disclose the Confidential Information to the tribunal; provided, however, that Seller shall
                                          --------  -------
use its reasonable best efforts to obtain, at the reasonable request of the Company, an order or other assurance that confidential treatment will be accorded to such portion of the Confidential Information required to be disclosed as the Company shall designate.

     7.   Survival and Indemnification.
          ----------------------------

          (a) Survival of Representations and Warranties.  All of the
              ------------------------------------------
representations and warranties of the Parties contained in this Agreement shall survive the Closing (even if the damaged Party knew or had reason to know of any misrepresentation or breach of warranty at the time of Closing) and continue in full force and effect forever thereafter (subject to any applicable statutes of limitations).

          (b) Indemnification Provisions for Benefit of Buyers.  In the event
              ------------------------------------------------
Seller breaches any of its representations, warranties or covenants contained herein, Seller agrees to indemnify each Buyer from and against the entirety of any Adverse Consequences any such Buyer may suffer through and after the date of the claim for indemnification resulting from, arising out of, relating to, in the nature of, or caused by the breach.

          (c) Indemnification Provisions for Benefit of Seller.  In the event
              ------------------------------------------------
any Buyer breaches any of its representations, warranties or covenants contained herein, such Buyer agrees to indemnify Seller and each of the other Buyers from and against the entirety of any Adverse Consequences Seller or such other Buyers, as the case may be, may suffer through and after the date of the claim for indemnification resulting from, arising out of, relating to, in the nature of, or caused by the breach.

          (d) Determination of Adverse Consequences.  The Parties shall make
              -------------------------------------
appropriate adjustments for tax benefits and insurance coverage in determining Adverse Consequences for purposes of this Section 7.

          (e) Exclusive Remedy. The Buyers and Seller agree that the foregoing
              ----------------
indemnification provisions in this Section 7 shall be the exclusive remedy of the Buyers and the Seller in the event of any breach of a representation or warranty contained herein or otherwise, with respect to the transactions contemplated hereby.

     8.   Right of First Offer.  With respect to the purchase and sale of
          --------------------
Purchase Shares pursuant to this Agreement, the Company hereby waives, and the Buyers hereby exercise their rights of first offer pursuant to Section 4(c) of the Stockholders Agreement.

     9.   Miscellaneous.
          -------------

          (a) No Third-Party Beneficiaries.  This Agreement shall not confer any
              ----------------------------
rights or remedies upon any Person other than the Parties and their respective successors and permitted assigns.

          (b) Entire Agreement.  This Agreement (including the documents
              ----------------
referred to herein) constitutes the entire agreement among the Parties and supersedes any prior understandings, agreements, or representations by or among the Parties, written or oral, to the extent they related in any way to the subject matter hereof.

          (c) Counterparts.  This Agreement may be executed in one or more
              ------------
counterparts, each of which shall be deemed an original but all of which together will constitute one and the same instrument.

          (d) Headings.  The section headings contained in this Agreement are
              --------
inserted for convenience only and shall not affect in any way the meaning or interpretation of this Agreement.

          (e) Governing Law.  This Agreement shall be governed by and construed
              -------------
in accordance with the domestic laws of the State of New York without giving effect to any choice or conflict of law provision or rule (whether of the State of New York or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of New York.

          (f) Amendments and Waivers.  No amendment of any provision of this
              ----------------------
Agreement shall be valid unless the same shall be in writing and signed by Buyers and Seller. No waiver by any Party of any default, misrepresentation, or breach of warranty or covenant hereunder, whether intentional or not, shall be deemed to extend to any prior or subsequent default, misrepresentation, or breach of warranty or covenant hereunder or affect in any way any rights arising by virtue of any prior or subsequent such occurrence.

          (g) Severability.  Any term or provision of this Agreement that is
              ------------
invalid or unenforceable in any situation in any jurisdiction shall not affect the validity or enforceability of the remaining terms and provisions hereof or the validity or enforceability of the offending term or provision in any other situation or in any other jurisdiction.

          (h) Expenses.  Each of the Parties will bear its own costs and
              --------
expenses (including legal fees and expenses) incurred in connection with this Agreement and the transactions contemplated hereby, except that the fees and expenses of Kirkland & Ellis shall be paid by the Company. Seller agrees that none of the Company and its subsidiaries has borne or will bear any of Seller's costs and expenses (including any of its legal fees and expenses) in connection with this Agreement or any of the transactions contemplated hereby.

          (i) Press Releases and Public Announcements.  No Party shall, directly
              ---------------------------------------
or indirectly, issue any press release or make any public announcement relating to the subject matter of this Agreement without the prior written approval of Bain Fund V-B, Seller and the Company;

provided, however, that the Company may make any public disclosure it believes
-----------------
in good faith is required by any agreement which relates to its or its subsidiaries publicly-traded securities or is required by applicable law; provided, further, that Seller may make any disclosure it believes in good
--------  -------
faith to be necessary disclosure it believes in good faith to be necessary or proper to any of its direct or indirect partners.

          (j) Succession and Assignment.  This Agreement shall be binding upon
              -------------------------
and inure to the benefit of the Parties named herein and their respective successors and permitted assigns. No Party may assign either this Agreement or any of its rights, interests, or obligations hereunder without the prior written approval of Bain Fund V-B and the Company.

          (k) Construction.  The Parties have participated jointly in the
              ------------
negotiation and drafting of this Agreement. In the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the Parties and no presumption or burden of proof shall arise favoring or disfavoring any Party by virtue of the authorship of any of the provisions of this Agreement. Any reference to any federal, state, local, or foreign statute or law shall be deemed also to refer to all rules and regulations promulgated thereunder, unless the context requires otherwise. The word "including" shall mean including without limitation.

     IN WITNESS WHEREOF, the Parties hereto have executed this Agreement as of the date first above written.

                              SEALY CORPORATION


                              By: _______________________________
                                   Name:
                                   Title:

                              BAIN CAPITAL FUND V, L.P.

                              By:  Bain Capital Partners V, L.P.,
                                   its General Partner

                              By:  Bain Capital Investors V, Inc.,
                                   its General Partner


                              By: _______________________________
                                   Name:
                                   Title:

                              BAIN CAPITAL FUND V-B, L.P.

                              By:  Bain Capital Partners V, L.P.,
                                   its General Partner

                              By:  Bain Capital Investors V, Inc.,
                                   its General Partner


                              By: _______________________________
                                   Name:
                                   Title:

                              BCIP ASSOCIATES


                              By: _______________________________
                                   A General Partner

        [CONTINUATION OF SIGNATURES FOR THIS STOCK PURCHASE AGREEMENT]

                              BCIP TRUST ASSOCIATES, L.P.


                              By: _______________________________
                                  A General Partner


                              RANDOLPH STREET PARTNERS II


                              By: _______________________________
                                  A General Partner


                              ZELL/CHILMARK FUND, L.P.

                              By: ZC Limited Partnership, its General Partner

                              By: ZC Partnership, its General Partner

                              By: ZC, Inc., its General Partner

                              By: _______________________________
                                  Name:
                                  Title: